UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 11, 2014

NEKTAR THERAPEUTICS

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-24006 (Commission File Number)	94-3134940 (IRS Employer Identification No.)

455 Mission Bay Boulevard South
San Francisco, California 94158
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (415) 482-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03       Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 11, 2014, the board of directors of Nektar Therapeutics, a Delaware corporation (the “Company”), approved the amendment and restatement of the Amended and Restated Bylaws of the Company, effective as of April 11, 2014 (the “Bylaws”), to include a new provision in Article XV, Section 47 to provide for exclusive jurisdiction of the Delaware courts for adjudicating disputes.

The new provision provides that unless the Company consents in writing to the selection of an alternative forum, (i) the Court of Chancery of the State of Delaware, (ii) the Superior Court of the State of Delaware if the Court of Chancery of the State of Delaware lacks jurisdiction, or (iii) the United States District Court of the District of Delaware if the Superior Court of the State of Delaware lacks jurisdiction (collectively, the “Delaware Court”) shall be the sole and exclusive forum for the following actions:

(a) any derivative action or proceeding brought on behalf of the Company;

(b) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Company to the Company or the Company’s stockholders;

(c) any action asserting a claim arising pursuant to any provision of the General Corporation Law of Delaware or the Company’s certificate of incorporation or the Bylaws;

(d) any action to interpret, enforce or determine the validity of the Company’s certificate of incorporation or the Bylaws; or

(e) any action asserting a claim governed by the internal affairs doctrine.

Any person purchasing or otherwise acquiring any interest in shares of capital stock of the Company shall be deemed to have notice of and consented to the above provision. In addition, if any action, the subject matter of which is within the scope of the above provision, is filed in a court other than the Delaware Court in the name of any stockholder of the Company (a “Foreign Action”), such stockholder shall be deemed to have consented to the personal jurisdiction of the Delaware Court in connection with any action brought in any Delaware Court to enforce the above provision and having service of process made upon such stockholder in any such enforcement action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is filed herewith as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01        Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Nektar Therapeutics effective as of April 11, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEKTAR THERAPEUTICS

By:	/s/ Gil M. Labrucherie
Gil M. Labrucherie General Counsel and Secretary

Date: April 15, 2014

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Nektar Therapeutics effective as of April 11, 2014.